PIMCO RAE Worldwide Long/Short PLUS Fund

SUMMARY PROSPECTUS

July 29, 2016 (as supplemented April 7, 2017)

Share Class:	Inst	P	Admin	D	A	C	R
Ticker:	PWLIX	PWLPX	–	PWLDX	PWLAX	PWLCX	–

Before you invest, you may want to review the Fund's prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@bfdsmidwest.com. The Fund's prospectus and Statement of Additional Information, both dated July 29, 2016, as supplemented, along with the financial statements included in the Fund's most recent annual report to shareholders dated March 31, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 85 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Management Fees	1.19%	1.29%	1.19%	1.34%	1.34%	1.34%	1.34%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%	0.50%
Other Expenses(1)	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses(2)	1.22%	1.32%	1.47%	1.62%	1.62%	2.37%	1.87%

1 "Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to Pacific Investment Management Company LLC ("PIMCO"). Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

2 Total Annual Fund Operating Expenses excluding interest expense is 1.19%, 1.29%, 1.44%, 1.59%, 1.59%, 2.34% and 1.84% for Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$124	$387	$670	$1,477
Class P	$134	$418	$723	$1,590
Administrative Class	$150	$465	$803	$1,757
Class D	$165	$511	$881	$1,922
Class A	$706	$1,033	$1,383	$2,366
Class C	$340	$739	$1,265	$2,706
Class R	$190	$588	$1,011	$2,190

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$124	$387	$670	$1,477
Class P	$134	$418	$723	$1,590
Administrative Class	$150	$465	$803	$1,757
Class D	$165	$511	$881	$1,922
Class A	$706	$1,033	$1,383	$2,366
Class C	$240	$739	$1,265	$2,706
Class R	$190	$588	$1,011	$2,190

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 529% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complimenting this equity exposure with absolute return bond alpha strategy ("AR Bond Alpha Strategy"). The Fund normally will obtain long exposure to the RAE

PIMCO FUNDS | SUMMARY PROSPECTUS

PIMCO RAE Worldwide Long/Short PLUS Fund

Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a "RAE Model Portfolio," and collectively, the "RAE Model Portfolios"). The stocks comprising the RAE Model Portfolios are selected by the Fund's sub-adviser, Research Affiliates, LLC ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes.

The Sub-Adviser uses the RAFI® Fundamental Index® ("RAFI") methodology as a starting point for portfolio construction. The RAFI methodology is a non-capitalization method of creating and weighting an index of equity securities, within a defined market, that seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. Selections are further refined based upon volatility and financial health, among other factors, in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk. Actual stock positions in the RAE Model Portfolios, which drift apart from target weights as market prices change, are rebalanced to target weights periodically.

The Sub-Adviser provides investment advisory services in connection with the Fund's swap-based exposure to the RAE Model Portfolios by, among other things, providing Pacific Investment Management Company LLC ("PIMCO"), or counterparties designated by PIMCO, with the relevant RAE Model Portfolio for purposes of developing equity total return swaps based on that RAE Model Portfolio. In a typical swap agreement, the Fund will receive the total return of the relevant RAE Model Portfolio from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon short-term interest rate.

Because the RAE Model Portfolios are proprietary portfolios, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or if swap pricing is unattractive or for other reasons, the Fund may invest in other instruments, "baskets" of stocks, or individual securities to replicate the performance of the relevant RAE Model Portfolio. The Fund also may invest in exchange-traded funds.

The Fund seeks to remain exposed to the RAE Model Portfolios even when the values of the RAE Model Portfolios are declining.

The Fund will generally obtain short exposure to corresponding U.S., international and emerging market capitalization-weighted equity indexes through derivatives, such as futures contracts and total return swaps. This "long/short" approach is intended to hedge a portion to all of the equity risk exposures and to seek to capitalize on differences in performance of the RAE Model Portfolios compared with the corresponding capitalization-weighted equity indexes. The Fund generally will be long-biased, but will normally take such long and short positions simultaneously in a proportion determined by PIMCO.

In managing the Fund's investments in the AR Bond Alpha Strategy, PIMCO seeks to outperform the cost of obtaining equity exposures, thereby enhancing the Fund's total return and return versus the benchmark (sometimes referred to as "alpha"). The AR Bond Alpha Strategy invests in a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The AR Bond Alpha Strategy is not designed to systematically provide bond market exposure, although the returns may (or may not) be positively correlated with the returns of the bond market.

The AR Bond Alpha Strategy seeks to maintain an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates among other factors. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition to duration, the AR Bond Alpha Strategy has flexibility with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a bond market index benchmark.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 20% limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. With respect to the AR Bond Alpha Strategy, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). With respect to the AR Bond Alpha Strategy, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund will invest in instruments that are economically tied to at least three countries (one of which may be the United States).

2	SUMMARY PROSPECTUS | PIMCO FUNDS

Summary Prospectus

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the RAE Model Portfolios underperform the corresponding capitalization weighted indexes and/or where the AR Bond Alpha Strategy underperforms short-term interest rates, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in securities designed to replicate the benchmark. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund's clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates will not produce the

July 29, 2016 (as supplemented April 7, 2017) | SUMMARY PROSPECTUS	3

PIMCO RAE Worldwide Long/Short PLUS Fund

desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's Administrative Class and Class R shares have not commenced operations as of the date of this prospectus. The Fund's past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper Alternative Long/Short Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc. that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*(1)

*The year-to-date return as of June 30, 2016 is 11.00%. For the periods shown in the bar chart, the highest quarterly return was 3.11% in the Q4 2015, and the lowest quarterly return was -7.57% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/15)

	1 Year	Since Inception (12/04/2014)
Institutional Class Return Before Taxes	-4.86%	-6.42%
Institutional Class Return After Taxes on Distributions(1)	-6.28%	-7.98%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-2.74%	-5.57%
Class P Return Before Taxes	-4.91%	-6.48%
Class D Return Before Taxes	-5.33%	-6.88%
Class A Return Before Taxes	-10.60%	-11.66%
Class C Return Before Taxes	-6.85%	-7.46%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	0.29%	0.28%

Lipper Alternative Long/Short Equity Funds Average (reflects no deductions for taxes)	-1.39%	-1.22%

Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund's sub-adviser. The Fund's portfolio is jointly managed by Mohsen Fahmi, Sudi Mariappa, Josh Davis and Robert D. Arnott. Each of Messrs. Fahmi and Mariappa is a Managing Director of PIMCO. Dr. Davis is an Executive Vice President of PIMCO. Mr. Arnott is the Chairman and Founder of Research Affiliates, LLC. Mr. Fahmi, Dr. Davis and Mr. Arnott have jointly managed the Fund since its inception in December 2014, and Mr. Mariappa has jointly managed the Fund since January 2015. Messrs. Fahmi and Mariappa and Dr. Davis are jointly responsible for the absolute return strategy and the equity portfolio replication process. Mr. Arnott is responsible for the selection of stocks within the underlying equity portfolios.

4	SUMMARY PROSPECTUS | PIMCO FUNDS

Summary Prospectus

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, Class P, Administrative Class and Class D

The minimum initial investment for Institutional Class, Class P or Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

The minimum initial investment for Class D shares of the Fund is $1,000, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The minimum subsequent investment for Class D shares is $50.

You may sell (redeem) all or part of your Institutional Class, Class P, Administrative Class and Class D shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by mail to:
PIMCO Funds c/o BFDS Midwest
330 W. 9th Street, Kansas City, MO 64105

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@bfdsmidwest.com

Class A, Class C and Class R

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. Class C shares of the Fund will automatically convert into Class A shares of the Fund after they have been held for ten years, as described in the "Classes of Shares" section of the Fund's prospectus. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

July 29, 2016 (as supplemented April 7, 2017) | SUMMARY PROSPECTUS	5

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